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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 20, 2004


                             STANADYNE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                      333-45823               22-2940378
(State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                           Identification No.)


                               92 Deerfield Road
                           Windsor, Connecticut 06095
          (Address of principal executive offices including zip code)


                                 (860) 525-0821
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communication pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01       Entry into a Material Definitive Agreement

On December 20, 2004, Precision Engine Products Corp., a subsidiary of Stanadyne Corporation, entered into a manufacturing and supply agreement with Equatorial Enterprises Limited, a Public Limited company organized and existing under the laws of India, to manufacture and supply valve train components for a period of five years. The supply of components is expected to begin in the first quarter of 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Stanadyne Corporation
                                       ---------------------
                                           (Registrant)


Date:  December 22, 2004               By:  /s/ Stephen S. Langin
                                            ---------------------
                                       Stephen S. Langin
                                       Vice President and
                                         Chief Financial Officer